               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                           FORM 8-K/A

                   AMENDMENT TO CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                        Amendment No.  1


          Amendment to Current Report on Form 8-K Dated
        September 28, 1995 and filed on October 11, 1995



                    Rhone-Poulenc Rorer Inc.
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


Pennsylvania                 1-5851                    23-1699163
-----------------------------------------------------------------
(State or other juris-    (Commission               (IRS Employer
diction of incorporation) File Number)        Identification No.)

               500 Arcola Road, Collegeville, PA          19426
-----------------------------------------------------------------
            (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (610)454-8000
                                                   -------------

-----------------------------------------------------------------
  (Former name or former address, if changed since last report)

The undersigned registrant hereby amends the following item of its Current Report on Form 8-K dated September 28, 1995, and filed October 11, 1995, as set forth in the pages attached hereto:


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

   (a)  Combined Financial Statements of the Plasma Division of
        Behringwerke AG and of selected foreign subsidiaries of Hoechst AG.

   (b) Pro Forma Financial Information (unaudited) to reflect RPR's acquisition of a 50% interest in a joint venture formed to combine the plasma protein businesses of Rhone-Poulenc Rorer's Armour Pharmaceutical Company and Hoechst AG's Behringwerke subsidiaries.

   (c)  EXHIBITS.

        Exhibit 23 - Consent of Independent Accountants.

                           SIGNATURES
                           ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                RHONE-POULENC RORER INC.
                                --------------------------------
                                        (registrant)




Dated:  October 30, 1995   By:   /s/    Thomas F. Crawford
                                ---------------------------------
                                        Thomas F. Crawford
                                        Vice President and
                                        Corporate Controller

                                   3
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

                                                  ITEM 7(a)




                 COMBINED FINANCIAL STATEMENTS


                        PLASMA DIVISION
                               OF
                        BEHRINGWERKE AG
             SUBJECT TO THE JOINT VENTURE AGREEMENT
                            BETWEEN
                        BEHRINGWERKE AG
                              AND
        ARMOUR PHARMACEUTICAL COMPANY AND ITS SUBSIDIARY
                    PLASMA ENTERPRISES, INC.

                  YEAR ENDED DECEMBER 31, 1994

             WITH REPORT OF INDEPENDENT ACCOUNTANTS

                 COMBINED FINANCIAL STATEMENTS


                        PLASMA DIVISION
                               OF
                        BEHRINGWERKE AG
             SUBJECT TO THE JOINT VENTURE AGREEMENT
                            BETWEEN
                        BEHRINGWERKE AG
                              AND
        ARMOUR PHARMACEUTICAL COMPANY AND ITS SUBSIDIARY
                    PLASMA ENTERPRISES, INC.



                            CONTENTS


                                                     Page
                                                     ----

Report of Independent Accountants                      3

Combined Financial Statements:

Combined balance sheet                                 4

Combined income statement                              5

Combined statement of cash flows                       6

Notes to combined financial statements                 7 - 19

               REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Behringwerke AG:


      We have audited the accompanying combined balance sheet of the Plasma Division of Behringwerke AG and of selected foreign subsidiaries of Hoechst AG (as described in Note 1 and 2 to the combined financial statements) prepared in accordance with the Joint Venture Agreement between Behringwerke AG and Armour Pharmaceutical Company and its Subsidiary Plasma Enterprises, Inc. as of December 31, 1994, and the related combined statements of income and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.


       We  conducted  our  audit  in  accordance  with  auditing
standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


      In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Plasma Division of the Behringwerke AG and selected foreign subsidiaries of Hoechst AG as of December 31, 1994 and the combined results of operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


Frankfurt am Main, Germany              C & L Deutsche Revision
April 28, 1995                            Aktiengesellschaft
                                            Wirtschaftsprufungsgesellschaft




                                   Dreissig                 ppa. Wegener
                                Wirtschaftsprufer        Wirtschaftsprufer

                        PLASMA DIVISION
             SUBJECT TO THE JOINT VENTURE AGREEMENT
                   BETWEEN BEHRINGWERKE AG AND
             ARMOUR PHARMACEUTICAL COMPANY AND ITS
               SUBSIDIARY PLASMA ENTERPRISES, INC.

         COMBINED BALANCE SHEET AS OF DECEMBER 31, 1994
 ---------------------------------------------------------------

                                                        1994
                                                      --------
                                                         TDM
A S S E T S

Cash                                                       627
Trade accounts receivable, net                         166,124
Inventories                                            195,227
Other current assets                                     8,339
                                                       -------
   Total current assets                                370,317
Property, plant and equipment                           63,150
Intangible assets                                        7,137
Other assets                                             4,714
                                                       -------
  Total long term assets                                75,001
                                                       -------
            Total Assets                               445,318
                                                       =======

L I A B I L I T I E S


Trade accounts payable                                  36,333
Accrued liabilities                                     82,459
Other current liabilities                               35,174
                                                       -------
   Total current liabilities                           153,966
Long-term debt                                          47,296
Other liabilities                                       13,119
                                                       -------
            Total Liabilities                          214,381

Net assets                                             230,937
                                                       -------
            Total Liabilities and Net Assets           445,318
                                                       =======


       See the notes to the combined financial statements

                        PLASMA DIVISION
             SUBJECT TO THE JOINT VENTURE AGREEMENT
                   BETWEEN BEHRINGWERKE AG AND
             ARMOUR PHARMACEUTICAL COMPANY AND ITS
               SUBSIDIARY PLASMA ENTERPRISES, INC.

       COMBINED INCOME STATEMENT FOR THE YEAR ENDED 1994
 ---------------------------------------------------------------




                                                        1994
                                                       -------
                                                         TDM

Net sales                                              696,708
Cost of goods sold                                     285,588
Selling, general and administrative
   expenses                                            140,610
                                                       -------
            Operating Income                           270,510
Interest expense, net                                   11,187
Other expense, net                                      38,536
                                                       -------
            Income Before Income Taxes                 220,787
Income taxes                                            96,382
                                                       -------
            Net Income                                 124,405
                                                       =======





       See the notes to the combined financial statements

                        PLASMA DIVISION
             SUBJECT TO THE JOINT VENTURE AGREEMENT
                   BETWEEN BEHRINGWERKE AG AND
             ARMOUR PHARMACEUTICAL COMPANY AND ITS
               SUBSIDIARY PLASMA ENTERPRISES, INC.

                COMBINED STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED 1994
----------------------------------------------------------------


                                                        1994
                                                       -------
                                                         TDM

Cash flow from operating activities :
Net Income                                             124,405
Adjustments to reconcile net income to net
   cash provided by operating activities :
Depreciation and amortization                           11,173
Increase (decrease) in provisions                       30,200
Changes in assets and liabilities  :
          Inventories                                  -34,862
          Receivables                                   10,955
          Accounts payable and other
             operating liabilities                      20,048
          Other operating assets                        -3,574
                                                       -------
Cash provided by operating activities                  158,345

Cash flows from investing activities :
Purchases of non current assets                         -3,726
Disposals of non current assets                            654
                                                       -------
Cash used for investing activities                      -3,072

Cash flow from financing activities :
Transfers to Hoechst AG                               -158,455
                                                       -------
Cash used in financing activities                     -158,455
                                                       -------
Net (decrease) increase in cash                         -3,182
Cash at beginning of year                                3,809
                                                       -------
Cash at end of year                                        627
                                                       =======

       See the notes to the combined financial statements

                         PLASMA DIVISION
             SUBJECT TO THE JOINT VENTURE AGREEMENT
                   BETWEEN BEHRINGWERKE AG AND
              ARMOUR PHARMACEUTICAL COMPANY AND ITS
               SUBSIDIARY PLASMA ENTERPRISES, INC.

                  YEAR ENDED DECEMBER 31, 1994
             NOTES TO COMBINED FINANCIAL STATEMENTS




1.  FORMATION OF THE JOINT VENTURE

On February 22, 1995, a joint venture agreement ("the Agreement") was entered into between Behringwerke AG ("Behring"), a German company, and Armour Pharmaceutical Company ("Armour") and its subsidiary Plasma Enterprises, Inc., United States companies, whereby it was agreed to combine their respective blood plasma derivative businesses into a worldwide joint venture ("the Joint Venture") in which the worldwide profits shall be split evenly between Armour and Behring. The business includes the manufacture, distribution and sale of products in the field of therapeutics and prophylaxis.

The agreement specifies, among other things, that Behring shall transfer or cause to be transferred their worldwide blood plasma derivative business ("the Plasma Division") including all functional and administrative areas to the Joint Venture which is accounted for in one industry segment.

2.  BASIS OF PRESENTATION

The accompanying combined financial statements have been prepared in connection with the Joint Venture Agreement to reflect certain historical information relating to the Plasma Division which include the entities comprising Behring's contribution to the Joint Venture.

The financial statements have been prepared from the accounting records of Behring and included companies. Complete records of assets and liabilities and revenues and expenses of Behring's and included companies' separate product lines comprising the Plasma Division were not maintained. Therefore, these statements included certain amounts derived through allocations of accounts as further described where applicable in the notes to the combined financial statements. Management of Behring believes the methods used to allocate such items provide a reasonable basis for presentation.

Due to the organization and reporting structure of the Plasma Business, summarized financial records of this business were not maintained as one consolidated group. Further, certain services, such as treasury, were mainly provided by the Hoechst AG group to the Plasma Division. Therefore, the accompanying financial statements do not purport to present the complete financial position or results of operations and cash flows of the Plasma Division as if it had been operated as a separate, unaffiliated entity, but rather as a part of Behring's overall business during the period presented. Further, these statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission located in the United States of America.

                       PLASMA DIVISION
             SUBJECT TO THE JOINT VENTURE AGREEMENT
                 BETWEEN BEHRINGWERKE AG AND
             ARMOUR PHARMACEUTICAL COMPANY AND ITS
              SUBSIDIARY PLASMA ENTERPRISES, INC.

                 YEAR ENDED DECEMBER 31, 1994
             NOTES TO COMBINED FINANCIAL STATEMENTS



3.  SIGNIFICANT ACCOUNTING POLICIES

ALL  MONETARY AMOUNTS HEREIN ARE SHOWN IN THOUSANDS OF  DEUTSCHE
MARKS.

Principles of Combination

The entities included in the accompanying combined financial statements and the related equity ownership interest of Behring at December 31, 1994 are as follows:

Name                         City / Country     Ownership %
----                         --------------     -----------
Seroplas GmbH                Berlin, Germany    50 % directly
                                                50 % indirectly
Kryo-Plas GmbH               Berlin, Germany    100 %
Associated Bioscience Inc.   Phoenix, USA       100 %


In addition to these companies the financial statements also include the Plasma Division of the following 100% owned Hoechst
AG companies which is the parent company of Behring.

Name                                    City / Country
----                                    --------------
Hoechst do Brazil Quimica e
   Farmaceutica S.A.                    Sao Paulo, Brazil
Istituto Behring S.p.A.                 Milan, Italy
Hoechst Iberica, S.A.                   Barcelona, Spain
Behring Institut Ges.m.b.H              Vienna, Austria
Hoechst Roussel Ltd.                    Denham, UK

The   impact  of  material  transactions  between  the  entities
included   in  the  combined  financial  statements  have   been
eliminated.

                        PLASMA DIVISION
             SUBJECT TO THE JOINT VENTURE AGREEMENT
                  BETWEEN BEHRINGWERKE AG AND
             ARMOUR PHARMACEUTICAL COMPANY AND ITS
              SUBSIDIARY PLASMA ENTERPRISES, INC.

                 YEAR ENDED DECEMBER 31, 1994
             NOTES TO COMBINED FINANCIAL STATEMENTS


3.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable
Accounts  receivable  are presented net of  the  allowances  for doubtful accounts. Allowances are provided for both the specific and general risks inherent in receivables. The Plasma Division evaluates the credit worthiness of each customer, but it generally does not require its accounts receivable to be collateralized.

Inventories
Inventories are stated at the lower of cost or market, with cost generally determined on an average cost basis.

Property, Plant and Equipment
Property, plant and equipment are recorded at cost. Maintenance, repairs and minor renewals are charged to expense while major renewals and betterments are capitalized. Depreciation expense is computed principally on the straight-line method over the estimated useful lives of the assets as follows:

     Buildings -                                  20 - 33  years
     Technical equipment and machinery -           5 - 10  years
     Equipment factory and office equipment -      4 - 10  years

Intangible Assets
Intangible assets consist mainly of goodwill, licenses and purchased software. Amortization is provided using the straight-line method over 20 years for goodwill and 3 to 5 years for purchased software, 40 years for licenses.

Revenue Recognition
Revenue is recognized upon shipment of goods to customers net of applicable discounts and customer bonuses.

                    PLASMA DIVISION
         SUBJECT TO THE JOINT VENTURE AGREEMENT
              BETWEEN BEHRINGWERKE AG AND
          ARMOUR PHARMACEUTICAL COMPANY AND ITS
            SUBSIDIARY PLASMA ENTERPRISES, INC.

                YEAR ENDED DECEMBER 31, 1994
            NOTES TO COMBINED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Research and Development
Research and development costs are charged to expense as incurred and amounted in total to 12,826 in 1994.

Foreign Currency Translation
Local currencies are considered the functional currencies of the international entities included in the combined financial statements. Assets and liabilities are translated at year-end exchange rates for operations in local currency environments while income and expense items are translated at average rates of exchange prevailing during the year. Translation adjustments are recorded as a component of net assets.

4.  CASH

The treasury function is generally not separately maintained by each of the components of the Plasma Division, but rather is centrally maintained by Hoechst AG who provides cash required and receives cash generated by the entities in the combined financial statements who do not maintain their own treasury function. Therefore, cash included in the combined financial statements is only for those entities which directly maintained and accounted for their own cash balances. For those components of the Plasma Division which did not maintain their own cash, the net cash activity with Hoechst AG is included as a component of the funds made available by Hoechst AG in net assets.

5.  ACCOUNTS RECEIVABLE

Plasma Division accounts receivable to a certain extent in 1994 were not separately maintained for the Plasma Division in the accounting records. Therefore, the balances allocated to Plasma Division have been partly estimated by using statistical methods based on a ratio of Plasma Division sales to total sales.

According to applicable agreements, the foreign accounts receivable of the German components of the Plasma Division are settled by Hoechst AG, which is a related entity, three months after the date of the related sale. These foreign receivables of 68,122 as of December 31, 1994 thus represent the combined year's export sales for the months October, November and December. The bad debt risk for these sales remains with Hoechst AG.

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

                          PLASMA DIVISION
              SUBJECT TO THE JOINT VENTURE AGREEMENT
                     BETWEEN BEHRINGWERKE AG AND
                ARMOUR PHARMACEUTICAL COMPANY AND ITS
                 SUBSIDIARY PLASMA ENTERPRISES, INC.

                    YEAR ENDED DECEMBER 31, 1994
                NOTES TO COMBINED FINANCIAL STATEMENTS

5. ACCOUNTS RECEIVABLE (CONTINUED)

The   total   allowance   for  doubtful  accounts   amounts   to
approximately 800 as of December 31, 1994.

Receivable from related parties were 184 as of December 31, 1994.

6.  INVENTORIES

                                               1994
                                             --------
Finished goods                                 40,833
Work in process                                66,493
Raw materials and supplies                     87,901
                                             --------
                                              195,227
                                             ========

Inventories of the Plasma Division were identified directly from the inventory records at the end of the year. Inventory reserves of 10,017 as of December 31, 1994 are included in the above amount in order to state the inventory balances at their estimated net realizable value.

7.  OTHER CURRENT ASSETS

The other current assets were not maintained separately for the Plasma Division in the accounting records and therefore amounts have been allocated to the Plasma Division based on a ratio of Plasma Division sales to total sales insofar as they could not be allocated individually.

The above mentioned amounts mainly consist of receivables from tax authorities in various locations arising from tax overpayments, receivables due to social security overpayments as well as receivables against suppliers and insurance companies.

                       PLASMA DIVISION
             SUBJECT TO THE JOINT VENTURE AGREEMENT
                 BETWEEN BEHRINGWERKE AG AND
             ARMOUR PHARMACEUTICAL COMPANY AND ITS
              SUBSIDIARY PLASMA ENTERPRISES, INC.

                YEAR ENDED DECEMBER 31, 1994
             NOTES TO COMBINED FINANCIAL STATEMENTS

8.  FIXED ASSETS
                                              Other
                                            equipment,
                                Technical    factory
                        Land    equipment      and
                         and        and       office
                      building  machinery    equipment    Total
                       ------     ------      ------      ------
Balance at
   December 31, 1994   93,873     73,509      28,323      195,705
Accumulated
   Depreciation        56,811     55,529      20,215      132,555
                       ------     ------      ------      -------
Book Value at
   December 31, 1994   37,062     17,980       8,108       63,150
                       ======     ======      ======      =======
Depreciation for
   the year             3,896      3,160       3,463       10,519




The fixed assets utilized by the Plasma Division are generally not owned directly, but have been made effectively available by related companies to the Plasma Division generally through capital lease arrangements. These leasing arrangements are recorded in the combined financial statements as a capital leases according to the US GAAP requirements of SFAS 13, "Accounting for Leases". At inception of the related capital leases, the related assets as part of property, plant and equipment and corresponding obligations are recorded as long term debt at the net book value of the leased assets. During 1994 new capital lease obligations of 2,540 were entered into. These are considered non cash transactions for cash flow statement purposes.

The  following is a schedule by year of future minimum  payments
under   capital  leases  as  of  December  31,  1994  (contracts
generally have an indefinite term with a 2 year minimum period):

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

                        PLASMA DIVISION
           SUBJECT TO THE JOINT VENTURE AGREEMENT
                 BETWEEN BEHRINGWERKE AG AND
            ARMOUR PHARMACEUTICAL COMPANY AND ITS
              SUBSIDIARY PLASMA ENTERPRISES, INC.

                 YEAR ENDED DECEMBER 31, 1994
             NOTES TO COMBINED FINANCIAL STATEMENTS

8. FIXED ASSETS (CONTINUED)

1995                                                     13,618
1996                                                     12,057
1997                                                     10,500
1998                                                      9,500
1999                                                      8,750
                                                         ------
Total minimum lease payments                             54,423
Less, Amount representing interest                       18,955
                                                         ------
Present value of minimum obligations under capital
   lease                                                 35,468
Less, Current portion of obligations under capital
   leases                                                 8,366
                                                         ------
Long-Term obligation under capital leases                27,102
                                                         ======



Because not all of the leased facilities and equipment can be attributed directly to the Plasma Division, only those tangible assets which were used 100% by the Plasma Division or which could be attributed 100% to cost centers of the Plasma Division have been included in the combined financial statements.

9.  INTANGIBLE ASSETS

                                                         1994
                                                        ------
Goodwill                                                 7,710
Intangibles                                              2,215
                                                        ------
Total                                                    9,925
Accumulated Amortization                                 2,788
                                                        ------
Net Book Value                                           7,137
                                                        ======

Amortization for the year                                  654

                         PLASMA DIVISION
             SUBJECT TO THE JOINT VENTURE AGREEMENT
                  BETWEEN BEHRINGWERKE AG AND
              ARMOUR PHARMACEUTICAL COMPANY AND ITS
               SUBSIDIARY PLASMA ENTERPRISES, INC.

                  YEAR ENDED DECEMBER 31, 1994
              NOTES TO COMBINED FINANCIAL STATEMENTS

10.  OTHER ASSETS

The other investments include the long term portion of lendings to employees of the Plasma Division provided in connection with the promotion of house building. Loans which are non-interest bearing or below market interest bearing have been discounted to their present value.


11.  TRADE ACCOUNTS PAYABLE

Trade accounts payable are stated at repayment amounts and have been partly identified if possible on a one for one basis and for the remaining amounts on the basis of ratio of Plasma
Division sales to total sales.

Related party payables amount to 4,137 as of December 31,1994.


12.  ACCRUED LIABILITIES

Accrued liabilities consist of the following:

                                                          1994
                                                         ------
Various litigation matters                               61,733
Accrued liabilities for staff related expenses
  (anniversary bonuses, vacation pay, compulsory
  employees' accident insurance)                          4,704
Risks from pending contracts (sales contracts)            5,860
Other                                                    10,162
                                                         ------
TOTAL                                                    82,459
                                                         ======

                      PLASMA DIVISION
           SUBJECT TO THE JOINT VENTURE AGREEMENT
                BETWEEN BEHRINGWERKE AG AND
            ARMOUR PHARMACEUTICAL COMPANY AND ITS
             SUBSIDIARY PLASMA ENTERPRISES, INC.

                  YEAR ENDED DECEMBER 31, 1994
             NOTES TO COMBINED FINANCIAL STATEMENTS

13.  OTHER CURRENT LIABILITIES

The other current liabilities consist of the following:

                                                         1994
                                                        ------
Current obligations under capital leases                 8,366
Taxes, duties and VAT                                   17,472
Payroll liabilities                                      4,919
Other                                                    4,417
                                                        ------
Total                                                   35,174
                                                        ======

The distribution of the liabilities in connection with payroll accounts was calculated based on the number of staff in the Plasma Division compared to that of the total. All other liabilities that could not be identified on a one for one basis were allocated to the Plasma Division according to the ratio of Plasma Division sales to total sales.

14.  PENSION OBLIGATIONS

Substantially all employees of the Plasma Division in Germany participate in a defined benefit pension plan, based on years of service. These employees are entitled to pension benefits at the age of 60 years, for disability and widows' benefits. Pension rights are vested after ten years of membership in the plan or after twelve years of service and three years of membership. In addition, an employee must be at least 35 years old in order to have vested pension rights. Employees are entitled to the benefit plan if pensionable income is above the social security contribution ceiling.

Some  of  the  foreign  affiliated entities  operate  immaterial
defined   benefit   and  defined  contribution  pension   plans.
Behring also has a defined contribution plan.

The annual pension cost for the contribution plans were:

                                                           1994
                                                          -----
Germany                                                     800
Other countries                                             208
                                                          -----
                                                          1,008
                                                          =====

                         PLASMA DIVISION
              SUBJECT TO THE JOINT VENTURE AGREEMENT
                  BETWEEN BEHRINGWERKE AG AND
              ARMOUR PHARMACEUTICAL COMPANY AND ITS
                SUBSIDIARY PLASMA ENTERPRISES, INC.

                    YEAR ENDED DECEMBER 31, 1994
                NOTES TO COMBINED FINANCIAL STATEMENTS

14.  PENSION OBLIGATIONS (CONTINUED)

The following information for the employees of the Plasma Division's material pension plan is provided in accordance with the US GAAP disclosure requirements of SFAS No. 87, "Employers' Accounting for Pensions". For 1994, assumptions used to calculate costs and actuarial present value include an assumed discount and rates of increase in remuneration and post-retirement pension increase used in calculating the projected benefit obligation were 7%, 3.5% and 2.5%, respectively. According to present German pension legislation, the employer is under obligation to review every three years the adequacy of current pension payments to former employees. The material pension plan is unfunded.

The   net  periodic  pension  cost  for  the  Plasma  Division's retirement plan covering 604 employees of Behringwerke AG comprised:


                                                       1994
                                                      ------
Service cost:  present value of benefits
   earned during the year                                469
Interest cost on projected benefit obligation            570
Amortization of transition amount                         54
                                                       -----
Total Pension Cost                                     1,093
Further pension cost due to other accessory
   pension considerations                                 55
                                                       -----
Total annual pension cost                              1,148
                                                       =====

                        PLASMA DIVISION
              SUBJECT TO THE JOINT VENTURE AGREEMENT
                   BETWEEN BEHRINGWERKE AG AND
               ARMOUR PHARMACEUTICAL COMPANY AND ITS
                SUBSIDIARY PLASMA ENTERPRISES, INC.

                   YEAR ENDED DECEMBER 31, 1994
               NOTES TO COMBINED FINANCIAL STATEMENTS

14.  PENSION OBLIGATIONS (CONTINUED)

The  status  of  the Plasma Division's retirement  plans  is  as follows:
                                                       1994
                                                      ------
Actuarial present value of benefits:
   Vested                                              7,437
   Non-vested                                            879
                                                      ------
Accumulated benefit obligation                         8,316
Effect of projected future salary increases              857
                                                      ------
Projected benefit obligation                           9,173
Unrecognized transition amount                           704
                                                      ------
Total Pension Liability                                8,469
Further liabilities due to accessory pension
   considerations                                        589
                                                      ------
Total Long-Term Liability                              9,058
                                                      ======

15.  INCOME TAXES

Income before income taxes in Germany was 202,599 in 1994 while income before income taxes outside of Germany was 18,188 in 1994.

The provision for income taxes are:
                                                       1994
                                                      ------
Current:
   Germany                                            88,851
   Non-Germany                                         8,411
                                                      ------
                                                      97,262
Deferred:
   Germany                                              -534
   Non-Germany                                          -346
                                                      ------
                                                        -880
                                                      ------
Total income tax                                      96,382
                                                      ======

                      PLASMA DIVISION
          SUBJECT TO THE JOINT VENTURE AGREEMENT
               BETWEEN BEHRINGWERKE AG AND
          ARMOUR PHARMACEUTICAL COMPANY AND ITS
            SUBSIDIARY PLASMA ENTERPRISES, INC.

               YEAR ENDED DECEMBER 31, 1994
           NOTES TO COMBINED FINANCIAL STATEMENTS

15.  INCOME TAXES (CONTINUED)

The current tax provision was calculated on a stand alone basis for the Plasma Division using the various enacted tax rates in which the Plasma Division operates. The deferred tax provision was calculated based on actual temporary differences residing to the Plasma Division. Deferred income taxes are provided for temporary differences between book and tax bases of the Plasma Division's assets and liabilities. Temporary differences giving rise to a significant portion of the deferred tax assets and liabilities as at December 31 are:


                                                       1994
                                                       -----
Deferred Tax Assets
   Accrued liabilities                                 4,178
   Other items                                           381
Deferred Tax Liabilities
   Inventories                                         5,510



16.  OTHER LIABILITIES

Other liabilities consist mainly of pension and anniversary liabilities.

17.  NET ASSETS


                                                         1994
                                                       --------
Balance at beginning of year                            260,014
Net profit for the year                                 124,405
Transfers (to) Hoechst AG                              -153,094
Translation differences                                    -388
                                                       --------
Balance at end of year                                  230,937
                                                       ========


Transfers to Hoechst AG are mainly related due to profit distribution and a transfer of available funds.

                   PLASMA DIVISION
         SUBJECT TO THE JOINT VENTURE AGREEMENT
               BETWEEN BEHRINGWERKE AG AND
          ARMOUR PHARMACEUTICAL COMPANY AND ITS
           SUBSIDIARY PLASMA ENTERPRISES, INC.

            YEAR ENDED DECEMBER 31, 1994
          NOTES TO COMBINED FINANCIAL STATEMENTS

18.  COMMITMENTS AND CONTINGENCIES

Commitments to enter into new capital leases: 33,260 as of December 31, 1994.

Various lawsuits arising during the normal course of business are pending against the Plasma Division. In the opinion of the Plasma Division's management, the ultimate outcome, if any, resulting from these matters are covered by the accruals set up and therefore will not have a further significant effect on the Plasma Divisions net assets.


19.  FINANCIAL INSTRUMENTS

The  Plasma Division has no foreign exchange forward  or  option contracts for the reporting periods as the treasury function  is
mainly  held  by  the  parent company Hoechst  AG.   The  Plasma
Division does not engage in speculation.


20.  CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Plasma Division to significant concentrations of credit risk consist principally of cash and accounts receivable. The carrying amount of these items are a reasonable estimate of their fair market value due to their short term nature.

Concentrations of credit risk with respect to accounts receivable are generally diversified due to the large number of entities comprising the customer base for the Plasma Division and their disposition across many different industries and geographic locations. No single customer accounted for a significant amount of the sales of the Plasma Division and there was no significant accounts receivable from a single customer.

                                                       ITEM 7(b)

                    RHONE-POULENC RORER INC.
     UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



The following unaudited pro forma consolidated financial information reflects the contribution by Rhone-Poulenc Rorer Inc.'s ("RPR" or the "Company") Armour Pharmaceutical Company subsidiary ("Armour") of certain net assets related to its plasma proteins business to a joint venture with Behringwerke AG ("Behring"), a subsidiary of Germany's Hoechst AG, in exchange for a 50% equity interest in the new entity. Accordingly, the RPR unaudited pro forma consolidated financial statements reflect the elimination of Armour contributed net assets and the equity method of accounting for the 50% ownership interest in the new joint venture entity.

The unaudited pro forma consolidated financial information reflects the transaction as if it had occurred on December 31, 1994 with respect to the balance sheet and January 1, 1994 with respect to the statement of income. Accordingly, certain previously reported items have been reclassified to conform to current classifications. The unaudited pro forma consolidated financial information does not purport to be indicative of the Company's financial position or results of operations had the transaction actually occurred on those dates. This information is not necessarily indicative of future financial position or future operating results.

The unaudited pro forma consolidated financial information has been prepared based upon assumptions deemed appropriate by Armour and Behring. Certain of the assumptions and adjustments made in the preparation of such information are described under the caption "Notes to Unaudited Pro Forma Consolidated Financial Information" following the tables below.

The unaudited pro forma consolidated financial information should be read in conjunction with the separate audited historical consolidated financial statements of the Company and the notes thereto set forth in the Company's 1994 Annual Report on Form 10-K (as restated in the Company's Current Report on Form 8-K dated August 14, 1995 to reflect the acquisition of certain businesses from Rhone-Poulenc S.A.) , and the separate audited historical combined financial statements of Behring and the notes thereto set forth in Item 7(a) of this Form 8-K/A.

                    RHONE-POULENC RORER INC.
         UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                      AT DECEMBER 31, 1994
                      (Dollars in millions)


                                                  UNAUDITED
                                     ----------------------------------
                                         Less
                             Restated   Armour     Pro Forma     RPR
                              1994    Contributed Adjustments  Pro Forma
                             -------------------------------------------
Assets
Current:
Cash and cash equivalents    $  118.8        $0.0                $  118.8
Trade accounts receivable,
   net                          812.1        67.8                   744.3
Inventories                     612.5        89.6                   522.9
Other current assets            543.3        14.2                   529.1
                              -------   ----------    -------    --------
  Total current assets        2,086.7       171.6        0.0      1,915.1

Property, plant and
  equipment, net              1,199.8        11.1      (55.6) A   1,133.1
Goodwill and intangibles,
  net                           876.4        91.7                   784.7
Other assets                    489.4         1.3      158.5 A,B    646.6
                             --------   -----------  --------    --------
  Total assets               $4,652.3     $ 275.7    $ 102.9     $4,479.5
                             ========   ===========  ========    ========

Liabilities
Current:
Short-term debt                $127.8      $  2.0                $  125.8
Accounts payable                470.5        21.9                   448.6
Income taxes payable             70.6         0.0                    70.6
Other current liabilities       826.1         0.0                   826.1
                             --------   -----------  --------    --------
  Total current liabilities   1,495.0        23.9        0.0      1,471.1

Long-term debt                  439.9       143.6                   296.3
Deferred income taxes            31.6         0.0                    31.6
Other liabilities               575.4         5.3                   570.1
                             --------   -----------  --------   ---------
  Total liabilities           2,541.9       172.8        0.0      2,369.1
                             --------   -----------  --------   ---------
Shareholders' equity          2,110.4       102.9      102.9 B    2,110.4
                             --------   -----------  --------   ---------
  Total liabilities and
     shareholders' equity    $4,652.3     $ 275.7    $ 102.9     $4,479.5
                             ========   ===========  ========   =========

   See accompanying notes to unaudited pro forma consolidated financial statements.

                    RHONE-POULENC RORER INC.
        UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT
              FOR THE YEAR ENDED DECEMBER 31, 1994
          (Dollars in millions, except per share data)


                                                    UNAUDITED
                                         -------------------------------
                                           Less
                               Restated   Armour     Pro Forma     RPR
                                 1994   Contributed Adjustments Pro Forma
                               --------------------------------------------

Net sales                      $4,486.6     $415.1                $4,071.5
Cost of products sold           1,555.8      193.9                 1,361.9
Selling, delivery and
  administrative expenses       1,605.8       57.7                 1,548.1
Research and development
  expenses                        606.1       15.1                   591.0
Restructuring and other
  charges                         121.2        0.0                   121.2
                               --------    --------   ---------   --------
    Operating income              597.7      148.4        0.0        449.3

Interest expense, net              47.1        9.8       (3.9) C      33.4
Other (income) expense, net        (8.8)      (1.3)                   (7.5)
Equity in (earnings) loss of
  nonconsolidated affiliates       46.5        0.0     (134.1) D     (87.6)
                               --------     -------    -------     -------
    Income before income taxes    512.9      139.9      138.0        511.0

Provision for income taxes        145.8       51.8       52.2  E     146.2
                               --------     -------    -------     -------
    Net income                    367.1       88.1       85.8        364.8

Dividends on preferred stock       19.2        0.0        0.0         19.2
                               --------    -------    --------     -------
  Net income available to
     common shareholders        $ 347.9    $  88.1    $  85.8      $ 345.6
                               ========    =======    ========     =======

Earnings per common share,
   restated, pro forma          $  2.50                            $  2.49
                               ========                            =======
Weighted average number of
   common shares outstanding:     135.3                              135.3
                               ========                            =======

   See accompanying notes to unaudited pro forma consolidated financial statements.

                    RHONE-POULENC RORER INC.
 NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                           (Unaudited)

(A) Decrease in property, plant and equipment (and corresponding increase in other non-current assets) of $55.6 million reflects the contribution of RPR's Kankakee production facility to the joint venture through a direct financing lease.

(B) Contribution of RPR's plasma division net assets of $102.9 million in exchange for a 50 percent equity investment in the new entity. The assets and liabilities contributed by RPR and Hoechst to the joint venture are recorded at their historical net book values and, consequently, no recognition is given to their fair market values at formation. In combining the assets and liabilities under this premise, RPR's initial equity interest in the joint venture has a net book value of $78.4 million, calculated at 50 percent of the combined net assets contributed by RPR and Hoechst. Therefore, RPR's 50 percent equity interest in the joint venture is exceeded by the book value of the net assets contributed by $24.5 million. However, no recognition is given to this amount in the Pro Forma Financial Statements.

     The following table presents unaudited summarized financial information of the joint venture's balance sheet on a pro forma basis at December 31, 1994:


                                  Amount
                             ($ in Millions)
                             ---------------
          Current assets           403.1
          Noncurrent assets        205.8
          Current liabilities       51.9
          Noncurrent liabilities   400.2
          Net assets               156.8
          RPR's equity
            in net assets           78.4

(C)  Represents interest income earned on direct financing lease
(see note A) bearing interest at an annual rate of 7 percent.

                    RHONE-POULENC RORER INC.
 NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                        (Unaudited)

(D) Increase in equity earnings of nonconsolidated affiliates to reflect RPR's share of joint venture pro forma earnings. The pro forma earnings of the joint venture contain an appropriate level of service fee adjustments as determined by the parent companies in order to approximate the results of operations assuming the transaction had been effective on January 1, 1994. The following table presents unaudited summarized earnings data of the joint venture on a pro forma basis for the year ended December 31, 1994:



                                       Amount
                                  ($ in Millions)
                                  ---------------
          Net sales                    850.5
          Gross margin                 478.7
          Income before tax            268.3
          RPR's equity in income
            of joint venture           134.1


(E) Income tax expense adjustment resulting from certain taxable pro forma adjustments to income. Tax expense on U.S. based income is computed at a combined Federal and State statutory rate of 37%. All other non-U.S. sourced income is taxed at an effective tax rate of 43%.